Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18USC1350)

I, Guy Wolf, do hereby certify that the Annual Report of Credit One Financial, Inc. (the “Company”) on Form 10-KSB for the 12 months ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2007

/s/ Guy Wolf

Guy Wolf
Chief Executive Officer
(Principal Executive Officer)